UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

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CLEAN ENERGY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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CLEAN ENERGY TECHNOLOGIES, INC.

2990 Redhill Avenue

Costa Mesa, CA 92626

(949) 273-4990

NOTICE OF ACTION BY WRITTEN CONSENT

To Our Stockholders:

This Information Statement is furnished by the Board of Directors of Clean Energy Technologies, Inc., a Nevada corporation (the “Company”, CETY,” we,” “our” or “us), to holders of record of the Company’s common stock, $0.001 par value per share (“Common Stock”), at the close of business on September 26, 2022. The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of September 26, 2022, in lieu of an Annual Meeting of stockholders.

1.	To elect 2 nominee directors, each to hold office for a one-year term expiring at the 2023 Annual Meeting of

Shareholders and until his or her successor is duly elected and qualified and to ratify the terms of, and actions by, 4 directors for the fiscal years ended 2021 and 2022, or in the case of two of our directors, to the period of their resignations on August 12, 2022.

2.	To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal years ending December 31, 2020 and 2021;

3.	To amend our amended and restated Bylaw to provide for between 2 and 12 directors and to ratify all actions by our Board of Directors (“Board of Directors”) during any time in which there were less than 5 members;

4.	To approve an amendment to our Amended and Restated Articles of Incorporation (the “Articles”), to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between one-for ten and one-for-one hundred and twenty-five, at any time prior to October __, 2023, the implementation and timing of which shall be subject to the discretion of our board of directors; and

5.	The approval of the Company’s 2022 Equity Incentive Plan (the “Equity Incentive Plan”)

The foregoing actions were approved on September 26, 2022 by a unanimous vote of our Board of Directors. In addition, on September 26, 2022 the holders (the “Consenting Stockholders”) of approximately 71% of the Company’s outstanding voting securities, as of the record date, approved the foregoing actions. The number of shares voting for the proposals was sufficient for approval.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and in order to affect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

The above actions taken by the Company’s stockholders will become effective on or about October __, 2022 and are more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

CLEAN ENERGY TECHNOLOGIES, INC.

2990 Redhill Avenue

Costa Mesa, CA 92626

(949) 273-4990

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about October __, 2022.

By Order of the Board of Directors,

/s/ Kambiz Mahdi
Kambiz Mahdi
Chairman of the Board
October __ , 2022

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being mailed on or about October __, 2022 to all shareholders of record as of September 26, 2022 (the “Record Date”) of the common stock, $0.001 par value per share, (the “Common Stock”) of Clean Energy Technologies, Inc., a Nevada corporation (the “Company”, CETY,” we,” “our” or “us,). The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders. The action was taken on September 26, 2022.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated September 26, 2022, in lieu of a meeting of the stockholders:

1.	To elect 2 nominee directors, each to hold office for a one-year term expiring at the 2023 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified and to ratify the terms of, and actions by, 4 directors for the fiscal years ended 2021 and 2022, or in the case of two of our directors, to the period of their resignations on August 12, 2022.

2.	To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal years ending December 31, 2020 and 2021;

3.	To amend our amended and restated Bylaw to provide for between 2 and 12 directors and to ratify all actions by our Board of Directors (“Board of Directors”) during any time in which there were less than 5 members;

4.	To approve an amendment to our Amended and Restated Articles of Incorporation (the “Articles”), to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between one-for ten and one-for-one hundred and twenty-five, at any time prior to October __, 2023, the implementation and timing of which shall be subject to the discretion of our board of directors; and

5.	The approval of the Company’s 2022 Equity Incentive Plan (the “Equity Incentive Plan”)

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. As of the Record Date, the Company had outstanding 579,657,656 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Colonial Stock Transfer, Inc., 66 Exchange Place, 1st floor, Salt Lake City, UT 84111,(801) 355-5704.

Vote Obtained - Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes Law provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The Consenting Stockholders and their respective approximate ownership percentage of the voting stock of the Company are as follows: MGW Investment I Limited (64.85%) and The Kambiz & Bahareh Mahdi Living Trust (6.25%) for a total of approximately 71.1%. as of the Record Date we had 1,482,977,289 shares of our Common Stock outstanding.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date. The corporate action described herein, with the exception of the Reverse Stock Split, will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about October __, 2022.

The entire cost of furnishing this Information Statement will be borne by the Company.

ACTION ONE

ELECTION OF DIRECTORS AND RATFICATION OF ACTIONS BY THE BOARD OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified and need not be shareholders of the Company.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Mr. Wang and Mr. Lyu resigned on August 12, 2022. The vote by the Consenting Stockholders is ratifying the appointment and actions taken by Mr. Wang, Mr. Lyu, Mr. Mahdi and Mr. Pang during the periods that they served on the Board of Directors during such times as there were less than five directors serving. The action to approve their respective appointments and ratification of their actions is being taken as there was no Annual Meeting of the Stockholders in 2020 and 2021 and, at various times prior to the effective date of this Information Statement, there were less than five directors serving on the Board of Directors. Mr. Mahdi and Mr. Pang are the sole nominees being appointed under this action.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Biographical Information and Summary of Qualifications of Nominees for Director

Mr. Kambiz Mahdi, age 56, served as President and Chief Executive Officer of the Company from 1996 until December of 2005 and again from July 2009 until present. Mr. Mahdi also started Billet Electronics a global supply chain provider of products, services and solutions in the technology sector in 2007. Mr. Mahdi has a BS degree in Electrical Engineering from California State University of Northridge. Mr. Mahdi has not served on any other boards of public companies in the past five years.

Our Board of Directors selected Mr. Mahdi to serve as a director because he is our Chief Executive Officer and has served in various executive roles with our company for 14 years, with a focus on electrical design & manufacturing, sales and operations and his insight into the development, marketing, finance, and operations aspects of our company. He has expansive knowledge of engineering and manufacturing industry and relationships with chief executives and other senior management at technology companies. Our Board of Directors believes that Mr. Mahdi brings a unique and valuable perspective to our Board of Directors.

Mr. Jun Wang, age: 55. Mr. Wang, is the current Chairman and Chief Executive Officer of Taiyu (Shenyang) Energy Technology Co., Ltd. and has held those positions since 2002. From 2008 -2012 Mr. Wang served as Chief Executive Officer and director of SmartHeat, Inc. Prior to that, he served as an executive at Beijing HTN Pipeline Equipment Co., Ltd. from 2000 to 2002 and Honeywell from 1996 to 1999. Mr. Wang graduated from Tsinghua University and obtained a master’s degree in engineering. We believe that Mr. Wang is well qualified to serve as a member of our Board of Directors due to his extensive experience in the clean energy business in China and his ability to open potential markets to the company in Asia. Mr. Wang resigned from the Board of Directors on August 12, 2022.

Mr. Yongsheng Lyu. age: 69. Mr. Lyu has acted as an independent project consultant for Taiyu (Shenyang) Energy Technology Co., Ltd. since 2009. From 2003 to 2009, he served as the Executive Director of the Mianyang City Civil Aviation Administration Greening Company. From 1996 to 2003, he was the General Manager of Mianyang Township Enterprise Supply and Marketing Corporation. Mr. Lyu graduated from Jilin University with a bachelor’s degree in engineering. We believe that Mr. Lyu is well qualified to serve as a member of our Board of Directors due to his extensive experience in engineering, sales and marketing and his ability to assist the company in expanding its markets into Asia. Mr. Lyu resigned from the Board of Directors on August 12, 2022.

Mr. Calvin Pang. age: 37. Since 2015 Mr. Pang has been the Managing Director of Megawell Capital Limited. From 2007 to 2015, he was a banker at UBS AG managing portfolios of Hong Kong and China based investors. Mr. Pang graduated from the Olin School of Business at Washington University in St. Louis with a bachelor’s degree in business and finance. We believe that Mr. Pang is well qualified to serve as a member of our Board of Directors due to his extensive experience in U.S. and Asian corporate finance and may assist us in developing relationships with financial institutions.

Each director holds office until the earlier of his or her death, resignation, removal from office by the stockholders, or his or her respective successor is duly elected and qualified. There are no arrangements or understandings between any of our nominees or directors and any other person pursuant to which any of our nominees or directors have been selected for their respective positions. No nominee or director is related to any executive officer or any other nominee or director.

LEGAL PROCEEDINGS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

The Company is not aware of any legal proceedings to which any current or prospective director, officer, affiliate of the Company, or owner of more than five percent of the Company’s Common Stock (beneficially or of record) is a party adverse in interest to the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. During the most recent fiscal year, to the Company’s knowledge no filing delinquencies occurred.

Director Independence

Our Board of Directors has determined that each of Mr. Wang, and Mr. Lyu were “independent directors” as defined by the applicable rules of the SEC during the periods of time which they served on the Board of Directors. By virtue of his position a controlling stockholder and Chief Financial Officer of the Company, the Board of Directors has determined that Mr. Pang is not an independent director. Mr. Mahdi, as Chief Executive Officer, is not an independent director. There were and are no transactions, relationships or arrangements not otherwise disclosed in this Information Statement that were considered by the Board of Directors under the applicable independence definitions in determining that each of these directors is independent.

Governance Structure

Currently, our Chief Executive Officer is also our Chairman. The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Mahdi’s experience and tenure of having been an officer of the Company and believed that Mr. Mahdi is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board of Directors seeks to understand and oversee critical business risks. The Board of Directors does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board of Directors. The Board of Directors and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board of Directors, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Required Vote

To be elected, each nominee for director must receive at least a plurality of the votes cast at the Annual Meeting (assuming a quorum is present) with respect to that nominee’s election. Abstentions and broker “non-votes” will not be counted as a vote cast with respect to a nominee.

Board of Directors Role in Risk Oversight

Our Board of Directors oversees our shareholders’ interest in the long-term success of our business strategy and our overall financial strength.

Our Board of Directors is actively involved in overseeing risks associated with our business strategies and decisions. It does so, in part, through its approval of all acquisitions and business-related investments and all assumptions of debt, as well as its oversight of our executive officers pursuant to annual reviews. Our Board of Directors is also responsible for overseeing risks related to corporate governance and the selection of nominees to our Board of Directors.

In addition, the Board reviews risks related to our financial reporting. The Board meets with our Chief Financial Officer and with representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls. Additionally, material violations of our Code of Ethics and related corporate policies are reported to our Board of Directors.

Code of Business Conduct and Ethics

We have adopted our Code of Ethics, which contains general guidelines for conducting our business and is designed to help our directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. Our Code of Ethics applies to our Principal Executive Officer, Principal Financial Officer, and persons performing similar functions and all members of our Board of Directors. Our Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Shareholders may request a copy of our Code of Ethics, which will be provided without charge, by writing to: Clean Energy Technologies, Inc., 2990 Redhill Avenue, Costa Mesa, California 92626, Attention: Chief Executive Officer. If, in the future, we amend, modify or waive a provision in our Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website, as necessary.

Meetings of the Board

Our Board of Directors held four meetings each during the fiscal years ended December 31, 2019, 2020 and 2021. Each of our directors attended at least 75.0% of the aggregate total number of meetings of our Board of Directors held during the period for which he served as a director.

Committees

The Company has no independent audit, nominating or compensation committees nor financial expert serving on its audit committee. The Company believes the cost related to retaining a financial expert at this time is prohibitive. The Company plans to reconstitute its Board of Directors to have independent audit, nominating or compensation committees upon up listing to NASDAQ.

Compensation of Independent Directors

We currently do not compensate our Board of Directors at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Except as described below and except for employment arrangements which are described under “executive compensation,” since January 1, 2020, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at December 31, 2021 and 2020, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

Kambiz Mahdi, our Chief Executive Officer, owns Billet Electronics, which is distributor of electronic components. From time to time, we purchase parts from Billet Electronics. In addition, Billet was a supplier of parts and had dealings with current and former customers of the Company prior to joining the company. The amount of parts purchases in 2021 was $10,241. Our Board of Directors has approved the transactions between Billet Electronics and the Company.

On June 24, 2021 MGW I converted $75,000 from the outstanding balance of their convertible note into 25,000,000 shares of company’s common stock.

On September 21, 2022 MGW I converted all of their outstanding principal and interest of their convertible promissory notes into Common Stock.

Director Independence

Our board of directors has determined that none of our directors can be deemed an “independent directors.”

Review of Related Person Transactions

Our Code of Business Conduct and Ethics provides guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between us and our executive officers or directors, such as:

●	Business transaction between the company and any executive are prohibited, unless otherwise approved by the Board;
●	Activities that may interfere with an executive’s performance in carrying out company responsibilities;
●	Activities that call for the use of the company’s influence, resources or facilities; and
●	Activities that may discredit the name or reputation of the company.

We have various procedures in place to identify potential related person transactions, and the Board of Directors and a separate compliance committee work together in reviewing and considering whether any identified transactions or relationships are covered by the Code of Business Conduct and Ethics.

EXECUTIVE COMPENSATION

The compensation programs presently in effect with respect to the Chief Executive Officer, Chief Financial Officer and Chairman of the Board were established by the Board of Directors.

Executive Compensation

The following table sets forth the fiscal year 2020 and 2021 compensation for our Chief Executive officer and the other executive officers with compensation exceeding $100,000 during 2021 and 2020.:

Summary Compensation Table

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)(3)	($)(4)	($)	($)	($)	($)	($)
Kambiz Mahdi (1)	2020	$275,000	$-	$	$-	$-	$-	$-	$275,000
Chief Executive Officer	2021	$275,000	$85,000	$-	$-	$-	$-	$-	$360,000

1)	On July 1, 2018 we entered into an at will employment agreement with Mr. Mahdi, with an annual salary of $275,000. This agreement may be terminated at any time. In addition as part of the agreement Mr. Mahdi was to be issued 20,000,000 shares of our common stock, as additional compensation. As a result; for the year ended December 31, 2019 we accrued for and subsequently on February 13, 2019, issued 20,000,000 shares at a purchase price of $.0131 per share to Mr. Mahdi in the amount of $262,000.

There was a bonus of $85,000 paid to Mr. Mahdi for fiscal year 2021, Mr. Mahdi is entitled to 50% of his salary in cash bonus, this bonus was approved by the board of directors.

Executive Employment Agreements

On July 1, 2018 we entered into an at-will employment agreement with Mr. Mahdi, with an annual salary of $275,000. This agreement may be terminated at any time. In addition as part of the agreement Mr. Mahdi was issued 20,000,000 shares of our common stock, as additional compensation.

Potential Payments upon Termination or Change of Control

Severance Benefits

Mr. Mahdi will receive a severance benefit consisting of a single lump sum cash payment equal the salary that Mr. Mahdi would have been entitled to receive through the remainder or the Employment Period or One (1) year, whichever is greater.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Security Ownership of Certain Beneficial Owners and Management

PRINCIPAL STOCKHOLDERS

The following table shows, as of July 7, 2022, the number of shares of our common stock beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of our common stock; (2) our directors and former directors; (3) our named executive officers; and (4) all of our directors and executive officers as a group. The percentage of common stock beneficially owned is based on 966,675,946 shares of our common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. Unless otherwise provided, the address of each beneficial owner listed is c/o Clean Energy Technologies, Inc., Board of Directors, 2990. Redhill Ave, Costa Mesa, California 92626. We need to footnote how the voting rights are allocated and add them to the number of shares.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage

5% Holders
MGW Investments I Limited (1)	961,764,010	64.85%
Officers and Directors
Calvin Pang(1)	961,764,010	64.85%
Kambiz Mahdi (2)	92,701,618	6.25%
Jun Wang	0	* %
Yongsheng Lyu	0	* %
All directors and officers as a group	1,045,193,632	71.1%

*Less than 1%.

1) Calvin Pang has voting and investment power over all of our common stock held by MGWI. MGWI holds 470,462,667 shares of common stock directly and convertible promissory notes which can be converted into 507,029,347 shares of common stock.

2) The shares of common stock are held directly by the Kambiz and Bahareh Mahdi Living Trust and indirectly by Kambiz Mahdi and Bahareh Mahdi as Trustees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed the firm of Fruci & Associates II, PLLC to act as our independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2021, and such appointment is being submitted to our shareholders for ratification of which a majority of such shareholders entitled to vote approved of the ratification on September __, 2022 by written consent in lieu of a shareholder meeting. Fruci & Associates II, PLLC is considered by our management to be well qualified.

he aggregate fees billed to us by our principal accountant (Fruci & Associates II, PLLC) for services rendered during the fiscal years ended December 31, 2020 and December 31, 2021 are set forth in the table below:

Services:	2021	2020
Audit Fees (1)	$62900	$48,254
Audit Related Fees (2)	-	-
Tax Fees (3)	4920	4,500
All Other fees	-	-
Total	$67820	$52,754

(1)	Audit fees billed in 2021 and 2020 consisted of fees related to the audit of our annual financial statements, reviews of our quarterly financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees related to financial accounting and reporting consultations, assurance and related services.

(3)	Tax services consist of tax compliance and tax planning and advice.

The Board of Directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by our principal auditor for the years ended December 31, 2021 and 2020 were pre-approved in accordance with the policies and procedures described above.

The Board of Directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by our principal auditor for the years ended December 31, 2017 and 2018 were pre-approved in accordance with the policies and procedures described above.

Auditor Independence

The Board of Directors has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

Board of Directors Audit Report to Shareholders

Since we do not have a standing Audit Committee our full Board of Directors oversees our financial reporting process. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, the Board of Directors has reviewed and discussed our audited financial statements for the years ended December 31, 2019, 2020 and 2021 with management and the independent registered public accounting firm. The Board of Directors has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended. In addition, the Board of Directors has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and it has discussed their independence with us.

PROPOSAL 3

Amendment to the Bylaws

On September 26, 2022, the Board and the Consenting Stockholders authorized, adopted and approved by written consent in lieu of a special meeting and amendment to the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

Section 3.2 with the following provision:

“3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the majority of incumbent directors, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.”

Article IX of the Bylaws was deleted in its entirety and replaced with the following:

ARTICLE IX

AMENDMENTS

“The Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to alter or repeal any bylaws of the Corporation, whether adopted by them or otherwise, at any annual or special meeting of stockholders by an affirmative vote of a majority or more of the stockholders, provided that notice of such proposed adoption, amendment or repeal is given in the notice of such meeting of stockholders.

The Board of Directors and the Consenting Stockholders believe that the amendments to the Bylaws were necessary to provide for the practical management of the Company by a limited number of board members until an adequate Directors and Officers liability insurance policy could be purchased for independent board members. The Board of Directors and Consenting Stockholders revised the provisions for amending the Bylaws in order to remove the existing language which was required by certain former members of the board and stockholders as a condition to closing to a legacy transaction. These restrictions no longer apply and now the numbers of directors of the board may be determined by the board members and stockholders as well as permiting the directors and stockholder to revise the Bylaws by majority vote.

Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company’s outstanding voting stock is sufficient to take the actions described above, which vote was obtained by written consent of the holders of the issued and outstanding shares of Common Stock having in the aggregate approximately 71.1 % of the voting power of the Company. As a result, the corporate actions were approved, and no further votes will be needed.

Effective Date

The amendment to the Bylaw to provide for the revision in the number of directors eligible to serve on our Board of Directors cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders.

Dissenters’ Rights of Appraisal

The Nevada Revised Statutes do not provide for appraisal rights in connection with the action described above.

ACTION 4

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO AFFECT A REVERSE STOCK SPLIT TO THE COMPANY’S COMMON STOCK

Our Board has approved an amendment to our Amended and Restated Certificate of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the Board would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of one-for-ten to a maximum of a one-for-one hundred twenty five split. The Board has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the Board to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of a one for ten to a maximum of a one-for-one hundred twenty five split, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Nevada, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Nevada, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to increase the per share price and bid price of our common stock to comply with the listing requirements of Nasdaq.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of the Company’s common stock will be sufficient, over time, for the Company to maintain compliance with the Nasdaq minimum bid price requirement.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will receive a number of shares rounded up to the nearest whole share.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The following table contains approximate information relating to our common stock, based on share information as of September 26, 2022

	Current (after Amendment)	After Reverse Split if 1:10 Ratio is selected	After Reverse Split if 1:125 Ratio is selected
Authorized Common Stock	2,000,000,000	2,000,000,000	2,000,000,000
Common Stock issued and outstanding
Authorized but unissued

Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been affected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities. However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Common Stock may enable the Company to better meet its future business needs.

We believe that the increase in the amount of authorized Common Stock from 800,000,000 to 2,000,000,000 will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to affect the reverse split. The certificate of amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the amendment will receive one share of Common Stock for each number of shares selected by the Board. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-ten (1:10) or not more than one-for-one hundred twenty five. (1:125), as selected by our Board and set forth in the certificate of amendment. ****

As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been affected.

In addition, prior to filing the amendment to the amended and restated articles of incorporation reflecting the reverse stock split, we must notify FINRA by filing an Issuer Company Related Action Notification Form. This form is required to be filed with FINRA no later than ten (10) days prior to the anticipated filing date. Our failure timely to make such filing may constitute fraud under Section 10 of the Exchange Act

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even if the authority to affect a reverse stock split has been approved by our shareholders at the Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Vote Required

Approximately 71.1% f the stockholders holding our issued and outstanding Common Stock executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by a majority of Stockholders, no proxies are being solicited with this Information Statement.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Adoption of the 2022 Equity Incentive Plan

The Plan

From April 7, 2011 to April 7, 2021 the Company maintained an equity incentive plan (the “2011 Plan”) which terminated and no further grants may be made under the 2011 plan.

The Company’s Board of Directors has determined that it is advisable to provide equity-based incentive awards to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders. Accordingly, on September 26, 2022 the Board of Directors approved and adopted the Company’s 2022 Equity Incentive Plan (“Equity Incentive Plan”), subject to shareholder approval. A total of 150,000,000 shares of our Common Stock (on a pre-split basis) have been reserved for issuance under the Equity Incentive Plan representing approximately 10% of our issued and outstanding Common Stock. The number of shares available in the Equity Incentive Plan will be adjusted by the ratio of the Reverse Split.

All grants previously made under the 2011 Plan have expired. All new option grants, restricted stock awards and stock appreciation rights will be granted under the Equity Incentive Plan. All statements made herein regarding the Equity Incentive Plan, which are only intended to summarize the Equity Incentive Plan, are qualified in their entirety by reference to the Equity Incentive Plan a copy of which is included as Appendix B to this Information Statement.

Summary of Material Features of the Equity Incentive Plan.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the actual text of the Equity Incentive Plan (attached hereto as Appendix B).

Eligibility. The Equity Incentive Plan provides for the grant of equity awards to officers, employees, consultants, advisors and directors of the Company, our subsidiaries and affiliates selected from time to time by our Compensation Committee. The Compensation Committee will determine in its sole and absolute discretion the specific individuals eligible to participate in the Equity Incentive Plan. As of September __, we had approximately 20 employees and 2 directors. The Company also employs consultants to supplement its operational activities.

Awards. Awards under the Equity Incentive Plan may take the form of stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), performance awards and other share-based awards, or any combination of the foregoing (each, an “award” and collectively, “awards”).

Shares Available. Subject to the adjustment provisions discussed below under “Adjustments,” the total number of shares that may be issued under the Equity Incentive Plan is 150,000,000. There are no shares subject to stock options or unvested restricted stock awards outstanding under the 2011 Plan.

Plan Administration. Our Compensation Committee will administer the Equity Incentive Plan at the time we add additional independent directors. Until then the Board of Directors will administer the Equity Incentive Plan. The Board of Directors and the Compensation Committee are referred to as the “Administrator.” The Administrator will be authorized to grant awards under the Equity Incentive Plan, to interpret the provisions of the Equity Incentive Plan and to prescribe, amend and rescind rules relating to the Equity Incentive Plan or any award thereunder. Subject to applicable state law, the Administrator may delegate to one or more officers of the Company (who need not be directors) the authority to grant Equity Incentive Plan awards to participants who are not subject to the requirements of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Stock Options. The Equity Incentive Plan permits the granting of “incentive stock options” meeting the requirements of Section 422 of the Code, and “nonqualified stock options” that do not meet such requirements. The term of each option is determined by the Compensation Committee and shall not exceed ten years after the date of grant. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Administrator. In general, the per share exercise price for options must be at least equal to 100% of the fair market value of the underlying shares on the date of the grant, unless the option is intended to be compliant with the requirements of Section 409A of the Code. All 150,000,000 shares authorized for issuance under the Equity Incentive Plan shall be available for issuance in respect of incentive stock options.

Stock Appreciation Rights. The Equity Incentive Plan permits the granting of SARs. The Administrator will determine any vesting schedules and the terms and conditions of each grant, provided, however, the term of a SAR shall not exceed ten years. Upon the exercise of a SAR, the recipient is entitled to receive from the Company an amount in cash or shares with a fair market value equal to the appreciation in the value of the shares subject to the SAR over a specified reference price. The reference price per share of any SAR will not be less than 100% of the fair market value per share of Company common stock on the date of the grant of the SAR, unless the SAR is intended to be compliant with the requirements of Section 409A of the Code.

Restricted Stock. The Administrator may award restricted stock under the Equity Incentive Plan. Restricted stock gives a participant the right to receive stock subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares may be based upon performance standards, length of service and/or other criteria as the Compensation Committee may determine. Until all restrictions are satisfied, lapsed or waived, we will maintain custody over the restricted stock, but the participant will be able to vote the shares and will be entitled to all distributions paid with respect to the shares (but see below, under the heading “No Current Dividends on Unvested Awards” with respect to the treatment of dividends while the shares remain unvested). During the period in which shares are restricted, the restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant will forfeit the restricted stock to the extent the applicable vesting requirements have not by then been met.

Restricted Stock Units. The Equity Incentive Plan provides that the Administrator may grant restricted stock units, which represent the right to receive shares following the satisfaction of specified conditions. The Administrator will determine any vesting schedules and the other terms of each grant of RSUs. A participant will not have the rights of a stockholder with respect to the shares subject to an RSU award prior to the actual issuance of those shares.

Performance Awards. The Equity Incentive Plan provides that the Administrator may grant awards that are contingent upon the achievement of specified performance criteria (“Performance Awards”). Such awards may be payable in cash, shares or other property. The Administrator will determine the terms of Performance Awards, including the performance criteria, length of the applicable performance period, and the time and form of payment.

Other Share-Based Awards. The Equity Incentive Plan provides that the Administrator may grant other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares. All the terms of such other share-based awards will be determined by the Administrator.

No Payment of Dividends Until Awards Vest. Dividends or dividend equivalents payable with respect to Equity Incentive Plan awards will be subject to the same vesting terms as the related award.

Adjustments. In the event of any corporate transaction or event such as a stock dividend, extraordinary dividend or other similar distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event affecting the Company’s common stock, the Equity Incentive Plan provides that the Administrator will make equitable adjustments to (i) the number and type of shares available for future awards, (ii) the number and type of shares subject to outstanding awards, (iii) the grant or exercise price with respect to any award, and (iv) any performance-criteria expressed on a per share basis.

No Option or SAR Repricing. The Equity Incentive Plan provides that, except for adjustments in connection with certain corporate transactions, the exercise price of options and SARs will not be reduced without stockholder approval. Similarly, without stockholder approval, the Equity Incentive Plan prohibits the exchange of underwater options or SARs for cash or other awards.

Transferability of Awards. Generally, awards may be transferred only by will or the laws of intestacy. The Administrator, however, may allow for the assignment or transfer of an award (other than incentive stock options and restricted stock awards) to a participant’s spouse, children and/or trusts, partnerships, or limited liability companies established for the benefit of the participant’s spouse and/or children, subject in each case to certain conditions on assignment or transfer.

Termination and Amendment. The Equity Incentive Plan will terminate ten years from the date of its approval by stockholders. No awards may be made after that date. Awards outstanding on such termination date will remain valid in accordance with their terms. The Administrator may amend the Equity Incentive Plan at any time but cannot, without the approval of stockholders, increase the number of shares that may be issued under the Equity Incentive Plan or make any other change to the Equity Incentive Plan that would require stockholder approval under applicable law or stock exchange rules.

Treatment of Awards Upon a Change in Control. Upon or immediately prior to a “change in control” of the Company (as the term is defined in the Equity Incentive Plan), the Administrator may, in its sole and absolute discretion and without the need for consent of the participant, vest, cancel, adjust, modify or exchange an award in such manner as the Administrator deems appropriate. In addition, with respect to performance-based awards, the Administrator may: (i) accelerate the end of the performance period and settle awards based on actual performance through that date (with or without adjustment of performance goals to reflect the abbreviated performance period), (ii) accelerate the end of the performance period and settle awards at the target level (with or without pro-ration to reflect the abbreviated performance period), and/or (iii) adjust performance goals to equitably reflect the change in control.

Treatment of Options/SARs Upon Termination of Employment. Unless otherwise determined by the Administrator, an option or SAR granted under the Equity Incentive Plan will generally remain exercisable following termination of service, to the same extent it was exercisable immediately before such termination, for the lesser of (i) three months, or (ii) the period remaining until the original expiration date of such option or SAR. In the case of death or disability, as defined in the Equity Incentive Plan, the three month exercise period is extended to one year from the date of death or the date of termination due to disability.

Tax Withholding. We may withhold amounts from participants to satisfy withholding tax requirements arising in connection with Equity Incentive Plan awards. Unless otherwise determined by the Administrator, these tax withholding requirements may be satisfied by the withholding of shares subject to the awards.

Clawback. The Administrator may provide in an award agreement that an award will be cancelled if the grantee violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Administrator in its sole discretion. The Administrator may also provide in an award agreement that if the participant engages in any activity referred to in the preceding sentence, such participant will forfeit any gain realized on the vesting or exercise of such award and/or must repay the gain to the Company. Finally, the acceptance of a Equity Incentive Plan award will constitute an acknowledgement by the grantee that such award will be subject to any clawback policy adopted by the Company or its affiliates from time to time.

Federal Income Tax Consequences Relating to Awards Under the Equity Incentive Plan

Certain Federal Income Tax Consequences of the Equity Incentive Plan. The following is a brief summary of the principal federal income tax consequences of awards under the Equity Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Stock Option. A participant does not recognize taxable income either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant nor within one year from the date of exercise of that incentive stock option), then the participant will be taxed only upon the sale of such shares, and any gain then realized will be taxable as long term capital gain.

The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed at the applicable capital gains rate and will not result in any deduction for the Company.

Nonqualified Stock Option. If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will then generally be entitled to a corresponding and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

Stock Appreciation Right. No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received or the fair market value on the date of issuance of any shares received upon the exercise of a SAR. The Company will then generally be entitled to a corresponding and contemporaneous tax deduction.

Restricted Stock. Except as described in the following paragraph, a grant of restricted stock does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will then generally be entitled to a corresponding and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

A participant may elect to recognize taxable ordinary income at the time restricted stock is awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Services (the “IRS”) and the Company within 30 days following the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

Restricted Stock Units. If a participant is granted a restricted stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will then generally be entitled to a corresponding and contemporaneous tax deduction. Any subsequent appreciation in the value of shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

Other Awards. The payment of cash or the issuance of unrestricted shares will generally give rise to ordinary income, at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued. The Company will generally be entitled to a corresponding and contemporaneous deduction. Any subsequent appreciation in the value of any shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

Excess Parachute Payments. The acceleration of the vesting or payment of Equity Incentive Plan awards in connection with a change in control, when considered together with other transaction related payments, may cause part or all of the consideration involved to be treated as “excess parachute payments” under Section 280G the Internal Revenue Code, which may subject the participant to a 20% excise tax and precludes a deduction by the Company.

ERISA Status

The Equity Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

If the Equity Incentive Plan is approved by stockholders, awards under the Equity Incentive Plan will be determined by the Administrator in its discretion, and it is, therefore, not possible to predict the number, name or positions of persons who will benefit from the Equity Incentive Plan or the terms of any such benefits. For information with respect to equity awards granted to our NEOs and non-employee directors during the 2021 fiscal year, please see above under the headings “Director Compensation” and “Grants of Plan-Based Awards in Fiscal 2021” and “Outstanding Equity Awards at Fiscal 2021 Year-End.”

Board Approval

On September 26, 2022 , the Board approved the Equity Incentive Plan, and directed that the Equity Incentive Plan be submitted to the Company’s Shareholders for action. On September 26, 2022, the Consenting Stockholders approved the Equity Incentive Plan.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about CETY that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the increase in our authorized shares of common stock will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed or given to our common stockholders. We anticipate that the actions contemplated herein will be effected on or about October __, 2020.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on September 26, 2022, as the record date for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about October __, 2022 to all stockholders of record as of the record date, September 26, 2022.

BY ORDER OF THE BOARD OF DIRECTORS

October __, 2022
Kambiz Mahdi
Executive Chairman and Chief Executive Officer

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

CLEAN ENERGY TECHNOLOGIES, INC.

Clean Energy Technologies, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Clean Energy Technologies, Inc.

2. Article 4.1 has been amended as follows:

APPENDIX A – Amendment to Articles for Reverse Stock Split Capital Stock shall be amended to add the following section: Section 3. Reverse Stock Split. Effective upon the filing of this Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will be automatically reclassified as and combined into shares of Common Stock (the “New Common Stock”) such that each _____ shares of Old Common Stock shall be reclassified as and combined into one (1) share of New Common Stock. Notwithstanding the previous sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock, which is not evenly divisible by 100 shall, with respect to such fractional interest, be entitled to receive one (1) whole share of Common Stock in lieu of a fraction of a share of New Common Stock. Each stock certificate that, immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified as set forth above. In conjunction with the Reverse Stock Split, no stockholder holding at least a round lot (100 shares) prior to the Reverse Stock Split shall have less than one round lot (100 shares) after the Reverse Stock Split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 71.1%

4. Effective date and time of filing: (optional)

SIGNATURE

Signature of Officer

APPENDIX B

CLEAN ENERGY TECHNOLOGIES, INC.

2022 Equity Incentive Plan

CLEAN ENERGY TECHNOLOGIES, INC.., a Nevada corporation (the “Company”), has adopted this Clean Energy Technologies, Inc. 2022 Incentive Plan (the “Plan”) effective as of __________, 2022 (the “Effective Date”).

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company and its Affiliates, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as officers, employees, consultants, advisors and/or directors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success and/or by providing the opportunity to earn performance incentive awards, the achievement of which would increase stockholder value.

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are, have been, or are expected to be responsible for the success of the Company and its Affiliates.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE 1 PURPOSE OF THE PLAN

Section 1.1 Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors, and employees of the Company and its Affiliates who will contribute to the Company’s success and to achieve short-term and long-term objectives that will inure to the benefit of all shareholders of the Company through the additional incentive inherent in Awards granted hereunder.

ARTICLE 2 DEFINITIONS

Section 1.3 “Affiliate” means any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company or in which the Company has a significant equity interest, in either case as determined by the Board; provided, however, that the definition of Affiliate shall be limited to entities that are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation) for Awards that would otherwise be subject to Code Section 409A, unless the Committee determines otherwise.

Section 1.4 “Award” means a grant of cash, Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Share-Based Awards, or any other right, interest or option related to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

Section 1.5 “Award Agreement” shall mean any written agreement between a Participant and the Company governing the grant of an Award under this Plan.

Section 1.6 “Board” shall mean the Board of Directors of the Company.

Section 1.7 “Change in Control” shall mean a “Change in the Ownership of the Company,” a “Change in Effective Control of the Company,” or a “Change in the Ownership of a Substantial Portion of the Assets of the Company,” all as defined below:

(1) A “Change in the Ownership of the Company” occurs on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty (50) percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group (within the meaning of Code Section 409A), is considered to own more than fifty (50) percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a “Change in the Ownership of the Company.”

(2) A “Change in the Effective Control of the Company” occurs only on the date that either:

(A) Any one person, or more than one person acting as a group (within the meaning of Code Section 409A), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty (30) percent or more of the total voting power of the Company; or

(B) A majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(3) A “Change in the Ownership of a Substantial Portion of the Assets of the Company” occurs on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Section 1.8 “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.9 “Committee” shall mean the Compensation Committee of the Board or any successor committee the Board may designate to administer the Plan, provided such Committee consists of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, and (ii) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange. Notwithstanding the foregoing, the Committee, in accordance with applicable state law, may appoint to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act, in that case and with respect to the issuance of such Awards, any reference herein to “the Committee” will also mean the officer or officers so appointed. Notwithstanding the foregoing, until the Company appoints three independent Directors to the Board, the Committee shall consist of the entire Board. Any vote by the Board of directors prior to such time and independent committee exists shall require the unanimous approval by the members of the Board.

Section 1.10 “Company” has the meaning set forth in the introductory paragraph of the Plan.

Section 1.11 “Director” shall mean any member of the Board.

Section 1.12 “Disability” shall mean with respect to any Participant (i) “Disability” (or any substantially similar concept) as described in the Participant’s employment, consulting, severance or similar agreement with the Company or an Affiliate, or (ii) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or an Affiliate that addresses Disability (or any substantially similar concept) a medically determinable physical or mental impairment entitling the Participant to income replacement benefits under any long-term disability plan maintained or sponsored by the Company (or the Affiliate for which the Participant performs services).

Section 1.13 “Effective Date” has the meaning set forth in the introductory paragraph of the Plan.

Section 1.14 “Employee” shall mean any employee of the Company or any Affiliate. Solely for purposes of the Plan, an Employee shall also mean any officer of the Company or any Affiliate, as well as any consultant or advisor who provides services to the Company or any Affiliate.

Section 1.15 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.16 “Fair Market Value” of Shares as of a specified date shall mean, if the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the closing price of the Shares for the date as of which Fair Market Value is being determined as reported on an established securities market (within the meaning of Treasury Regulations Section 1.897-l(m)) on which the Shares are traded, or, if such date is not a trading day, the closing price for the most recently preceding trading day. If the Shares are not listed or admitted to trading on any such exchange, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. Notwithstanding the foregoing, the Fair Market Value of Shares shall be determined in accordance with Code Section 409A, to the extent necessary for an Award to comply with or be exempt from Code Section 409A.

Section 1.17 “Incentive Stock Options” shall mean Options that qualify as such under Code Section 422.

Section 1.18 “Involuntary Termination” shall mean with respect to any Participant (i) a termination of that Participant’s employment or service with Company or its Affiliates without “Cause” or for “Good Reason” (or any substantially similar concept) as described in the Participant’s employment, consulting, severance or similar agreement with the Company or an Affiliate, or (ii) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or an Affiliate that addresses termination without Cause or for Good Reason (or any substantially similar concept), a termination of a Participant’s employment or service that is determined, in the Committee’s sole discretion, to be an involuntary termination.

Section 1.19 “Non-Qualified Stock Options” shall mean Options that do not qualify as Incentive Stock Options.

Section 1.20 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

Section 1.21 “Optionee” shall mean any individual granted an Option under this Plan.

Section 1.22 “Other Share-Based Awards” shall mean any right granted to a Participant pursuant to Section 9.2.

Section 1.23 “Participant” shall mean an Employee or a Director who is selected by the Committee to receive an Award under the Plan.

Section 1.24 “Permitted Assignee” shall mean any family member to whom an Option or Stock Appreciation Right is transferred pursuant to Section 11.2.

Section 1.25 “Performance Award” shall mean the right granted to a Participant pursuant to Section 9.1.

Section 1.26 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

Section 1.27 “Plan” has the meaning set forth in the introductory paragraph of the Plan.

Section 1.28 “Restricted Stock” shall mean Shares granted to a Participant pursuant to Article 7.

Section 1.29 “Restricted Stock Unit” shall mean the right, granted to a Participant pursuant to Article 8, to receive one Share following the satisfaction of specified conditions.

Section 1.30 “Retirement” shall mean a Participant’s voluntary termination of employment or service following or coincident with such Participant attaining eligibility for retirement in compliance with the policies of the Company, as in effect from time to time.

Section 1.31 “Shares” shall mean the shares of Class A Common Stock of the Company, par value $.001 per share.

Section 1.32 “Stock Appreciation Right” shall mean the right, granted to a Participant pursuant to Article 6, to receive cash or whole Shares in an amount equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of such Stock Appreciation Right.

ARTICLE 3 SHARES SUBJECT TO AWARDS; LIMITATIONS

Section 1.1 Number of Shares. Subject to the adjustment provisions of Section 11.6, the aggregate number of Shares that may be issued under Awards under the Plan shall be 150,000,000Shares. No Awards with respect to fractional Shares shall be granted and no fractional shares shall be issued under the Plan.

Section 1.2 Share Recycling. If and to the extent that an Option or Stock Appreciation Right expires, terminates, is settled in cash, canceled or forfeited for any reason, the Shares associated with that Option or Stock Appreciation Right will again become available for grant under the Plan. Similarly, if and to the extent another type of Award is canceled, forfeited or settled in cash for any reason, the Shares subject to that Award will again become available for grant under the Plan.

For purposes of the preceding paragraph, if Shares are withheld to pay the exercise price of an Option or Stock Appreciation Right or to satisfy any tax withholding requirement in connection with any other type of Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of Shares that are available for delivery under the Plan.

Section 1.3 Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

ARTICLE 4 ELIGIBILITY AND ADMINISTRATION

Section 1.1 Awards to Employees and Directors. The Committee shall, in its complete and absolute discretion, select those officers, employees, consultants, advisors and directors of the Company or any Affiliate who shall receive Awards and become Participants under this Plan. The Committee’s designation of an individual as a Participant in any year shall not require the Committee to designate such person as a Participant in any other year. The grant to a Participant of Awards under one portion of the Plan shall not require the Committee to grant such Participant an Award under other portions of the Plan.

Section 1.2 Administration. The Plan shall be administered by the Committee. Any Award granted to a member of the Committee shall be contingent upon Board ratification or approval of such Awards. The Committee shall determine the amount, type, and terms of each Award, subject to the provisions of the Plan. The Committee is authorized, subject to the provisions of the Plan, to construe and interpret the Plan, and establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Awards pertaining to a “change in control” of the Company and to amend or modify existing Awards. The Committee is also authorized to: (i) determine whether and to what extent and under what circumstances any Award shall be canceled or suspended, (ii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect, and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and any Award thereunder and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its shareholders, Directors, Employees, and Plan participants and beneficiaries.

Section 1.3 Delegation. The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees of the Company to execute agreements or other documents on behalf of, but only to the extent authorized by, the Committee. The Committee may also delegate to one or more officers of the Company (who need not be Directors) the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act, provided that the Committee shall have fixed the total number of Shares and fixed the total amount of cash that may be distributed pursuant to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Nevada. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

Section 1.4 Designation of Advisors. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

Section 1.5 Liability. The Committee, its members and any person designated pursuant to Section 4.4 shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board or designated person shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board and any designated person shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s, or designated person’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him- or herself under this Plan.

ARTICLE 5 OPTIONS

Section 1.1 Grant of Options. The Committee shall determine, within the limitations of the Plan generally, those Participants to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option, the option price and other terms of each such Option, and shall designate such Options at the time of the grant as either Incentive Stock Options or Non-Qualified Stock Options; provided, however, that Options granted to employees of an Affiliate (that is not also a parent or a subsidiary) or to non-employees of the Company may only be Non-Qualified Stock Options. Awards of Options shall be granted hereunder only to the extent the underlying stock constitutes “service recipient stock” of an “eligible issuer” as defined under Section 409A of the Code.

Section 1.2 Terms and Conditions. All Options granted under this Plan shall be subject to the following terms and conditions:

(1) All Options shall be evidenced in writing by Award Agreements in such form and containing such terms and conditions as the Committee shall determine, provided that such terms are not inconsistent with the provisions of the Plan;

(2) The per Share exercise price of any Option granted pursuant to this Plan shall not be less than 100% of the Fair Market Value of one Share as of the date of the grant of such Option, unless such Option is intended to be compliant with the requirements of Section 409A of the Code;

(3) The Committee shall determine any vesting schedules subject to the terms, conditions, and limitations governing the exercise of Options granted pursuant to this Plan and set forth such terms in the Award Agreement governing such Option; and

(4) All Options granted hereunder shall expire and no longer be exercisable by their terms no later than ten years following the date such Options are granted.

Section 1.3 General Provisions. The granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to this Plan at the same time and may hold both Incentive Stock Options and Non-Qualified Stock Options at the same time. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option. Options granted pursuant to this Article 5 shall be made in accordance with the terms and provisions of Article 11 and any other applicable terms and provisions of the Plan.

Section 1.4 Modification and Cancellation. Subject to Section 11.9, the Committee has the discretion to modify the terms and conditions of an Option after grant as long as no rights of the Participant are impaired, provided, however, that in no instance may the term of the Option, if extended, exceed ten (10) years from the date of grant of the Option. No Option may be cancelled in exchange for cash at the time the exercise price per Share is greater than the Fair Market Value per Share of the underlying Shares, unless otherwise approved by the Company’s stockholders.

Section 1.5 Incentive Stock Options. No Option that is intended to qualify as an Incentive Stock Option may be granted to any individual that is not an employee of the Company or a parent or a subsidiary of the Company. For purposes of the Plan, the terms “subsidiary” and “parent” shall mean “subsidiary corporation” and “parent corporation,” respectively, as such terms are defined in Sections 424(f) and 424(e) of the Code. Notwithstanding any other provision in this Plan to the contrary, all Incentive Stock Options granted under this Plan shall, in addition to being subject to the conditions under Section 5.2, be subject to the following terms and conditions:

(1) The terms and conditions of any Incentive Stock Option granted hereunder shall be subject to and shall be designed to comply with the provisions of Code Section 422;

(2) The per Share exercise price of any Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option, determined on the date of the grant, but only if granted to any Employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Code Sections 422(b)(6) and 424(d)), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any parent or subsidiary of the Company;

(3) To the extent that the aggregate Fair Market Value (determined on the date of grant) of any Incentive Stock Options that are exercisable for the first time during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Qualified Stock Options;

(4) Solely for the purposes of determining whether the Shares are available for the grant of Incentive Stock Options under the Plan, Incentive Stock Options may be granted under the Plan with respect to all the Shares authorized for issuance under the first sentence of Section 3.1; and

(5) The term of any Incentive Stock Option shall expire no later than five years following the date of grant if granted to any Employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Code Sections 422(b)(6) and 424(d)), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any parent or subsidiary of the Company.

ARTICLE 6 STOCK APPRECIATION RIGHTS

Section 1.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to any Participant pursuant to this Article 6.

Section 1.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee, including the following:

(1) The Committee shall determine any vesting schedules and terms, conditions, and limitations governing the exercise of any Stock Appreciation Right granted pursuant to this Plan and set forth such terms in the Award Agreement governing such Stock Appreciation Right, provided that the per Share price used for determining appreciation of any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of one Share as of the date of the grant of such Stock Appreciation Right, unless such Stock Appreciation Right is intended to be compliant with the requirements of Section 409A of the Code;

(2) All Stock Appreciation Rights granted hereunder shall expire and no longer be exercisable no later than ten years following the date such Stock Appreciation Rights are granted;

(3) The holder of a Stock Appreciation Right shall specify in his written notice of exercise the number of Shares with respect to which such Stock Appreciation Right is being exercised; and

(4) Unless otherwise provided in the applicable Award Agreement, the Committee will determine whether payment in respect of any Stock Appreciation Right shall be made in cash or in whole Shares.

ARTICLE 7 RESTRICTED STOCK AWARDS

Section 1.1 Restricted Stock Awards. The Committee may grant to any Participant a Restricted Stock Award pursuant to this Article 7. A Restricted Stock Award is an Award that provides for the grant of Restricted Stock. Restricted Stock is any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any forfeiture restrictions, restrictions on the right to vote such Share, and restrictions on the right to receive any dividends thereunder), which restrictions may lapse separately or in combination at such times, in installments or otherwise, as the Committee may deem appropriate.

Section 1.2 Terms of Restricted Stock Awards. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards.

Section 1.3 Issuance of Restricted Stock. As soon as practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company Shares registered in the name of the Company, as nominee for the Participant, with such Shares heretofore described as Restricted Stock; provided, however, such Restricted Stock shall be subject to forfeiture to the Company retroactive to the date of grant if an Award Agreement delivered to the Participant by the Company with respect to such Restricted Stock is not duly executed by the Participant and timely returned to the Company. All Restricted Stock covered by Restricted Stock Awards under this Article 7 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to a Restricted Stock Award, the share certificates, if any, representing such Restricted Stock shall be held in custody by the Company or its designee.

Section 1.4 Shareholder Rights. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the related Award Agreement, unless such Award Agreement provides otherwise, the Participant shall become a shareholder of the Company with respect to all Restricted Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Restricted Stock and the right to receive distributions made with respect to such Restricted Stock; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Stock granted pursuant to this Plan as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be represented by book entry and held as prescribed in Section 7.3.

Section 1.5 Restriction on Transferability. None of the Restricted Stock may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

Section 1.6 Release of Restrictions. As promptly as administratively feasible after the restrictions applicable to all or a portion of Restricted Stock Award lapse, the Company shall (a) deliver, or (b) make an appropriate entry on the books of the Company transferring, the appropriate number of Shares to the Participant (or the Participant’s beneficiary), free of all such restrictions except for any restrictions that may be imposed by law.

Section 1.7 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee. All Restricted Stock shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Stock shall terminate unless the Participant continues in the service of the Company as an employee (or Director, consultant or advisor, as the case may be) until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award and the Committee has the discretion to modify the terms and conditions of any Restricted Stock Award.

ARTICLE 8 RESTRICTED STOCK UNITS

Section 1.1 Restricted Stock Units. The Committee may grant Restricted Stock Units to any Participant pursuant to this Article 8. Restricted Stock Units shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the vesting and payment terms of such Award and whether dividend equivalents will be payable in connection with such Award. A Participant will not have the rights of a stockholder with respect to the Share subject to a Restricted Stock Unit prior to the actual issuance of such Share.

ARTICLE 9 OTHER AWARDS

Section 1.1 Performance Awards. The Committee may grant Performance Awards to any Participant. Performance Awards shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the performance criteria relevant to the Award, the length of the applicable Performance Period, whether the Performance Award will be settled in cash, Shares, other property (or any combination thereof) and the time(s) for payment of any amount(s) earned.

Section 1.2 Other Share-Based Awards. The Committee is authorized to grant to any Participant Other Share-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including Shares awarded purely as a bonus and not subject to any restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or any Affiliate, stock equivalent units, and Awards valued by reference to book value of Shares. Other Share-Based Awards shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee.

ARTICLE 10 CHANGE IN CONTROL PROVISIONS

Section 1.1 Impact of Change in Control. Notwithstanding anything to the contrary set forth in the Plan (other than Section 10.3, below), upon or immediately prior to a Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Options or Stock Appreciation Rights to become vested and/or immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock or Restricted Stock Units to become non-forfeitable, in whole or in part; (iii) cancel any Option in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units or Stock Appreciation Rights in exchange for restricted stock, restricted stock units or stock appreciation rights in respect of the capital stock of any successor corporation or its parent; (v) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; (vi) cancel any Restricted Stock Unit in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value of the subject Shares on the date of the Change in Control; or (vii) otherwise vest, cancel, adjust, modify or exchange an Award in such manner as the Committee deems appropriate in connection with that Change in Control.

Section 1.2 Additional Provisions for Performance-Based Awards. In addition to the actions described above in Section 10.1, upon or immediately prior to a Change in Control, the Committee may choose to take any of the following actions with respect to any Award subject to performance criteria: (i) accelerate the end of the applicable Performance Period and settle the Award based on actual performance through that date (with or without adjustment of the relevant performance goals to reflect the abbreviated Performance Period), (ii) accelerate the end of the applicable Performance Period and settle the Award at the target level of performance (with or without pro-ration of the payout based on the portion of the Performance Period that has transpired prior to that date), or (iii) adjust the performance goals to equitably reflect the effects of the Change in Control on the Company or its successor.

Section 1.3 Limitation on Discretion. The Committee’s discretion under this Article will not apply to an Award to the extent that the exercise of such discretion would subject the Award to an additional tax under Section 409A(a)(1) of the Code.

ARTICLE 11 GENERALLY APPLICABLE PROVISIONS

Section 1.1 Exercise of Options/Stock Appreciation Rights. Vested Options and Stock Appreciation Rights granted under the Plan shall be exercised by the Optionee thereof or holder of such Stock Appreciation Right (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased or covered thereby, accompanied by payment of the full purchase price for the Shares being purchased under the Option. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee and only for Non-Qualified Stock Options, through net exercise, upon which such Participant electing such net exercise shall receive a number of Shares equal to the aggregate number of Shares being purchased upon exercise of such Option less the number of Shares having a Fair Market Value equal to the aggregate purchase price of the Shares as to which the Option is being exercised, (iii) through any other method mentioned in an Award Agreement, or (iv) with the consent of the Committee, any combination of (i), (ii), or (iii). The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option or Stock Appreciation Right granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option or Stock Appreciation Right as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person holding or exercising an Option or Stock Appreciation Right shall have any of the rights of a holder of Shares subject to such Option or Stock Appreciation Right, including any right to vote or receive dividends or distributions, until such Option or Stock Appreciation Right has been exercised. Except as provided in Section 11.6, no adjustment shall be made for cash dividends or other rights for which the record date is prior to such date of exercise.

Section 1.2 Non-Transferability. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award (other than (x) an Option that is intended to be an Incentive Stock Option, and (y) a Restricted Stock Award) with the written consent of the Committee to the Participant’s spouse, children, and/or trusts, partnerships, or limited liability companies established for the benefit of the Participant’s spouse and/or children (each approved transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee(s) shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. An Award that is transferred to a Permitted Assignee (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Award agreement.

Section 1.3 Termination of Employment. Unless the Committee otherwise determines, in the event of the termination of employment with the Company or any Affiliate of an Optionee or holder of a Stock Appreciation Right who is an employee or the termination or separation from service with the Company or any Affiliate of an advisor, consultant or a Director (who is an Optionee or holder of a Stock Appreciation Right) for any reason (other than death or total disability, as provided below), any Option(s) or Stock Appreciation Right(s) granted to such Optionee or holder of a Stock Appreciation Right (or its Permitted Assignee) under this Plan and not previously exercised or expired, to the extent vested on the date of such termination or separation, shall be exercisable as of such termination for a period not to exceed three (3) months after the date of such termination or separation, provided, however, that in no instance may the term of the Option or Stock Appreciation Right, as so extended, exceed the lesser of ten (10) years from the date of grant or the original expiration date of the Option or Stock Appreciation Right.

Section 1.4 Death. In the event an Optionee or holder of a Stock Appreciation Right dies while employed by the Company or any Affiliate or while serving as a Director, advisor or consultant of the Company or any Affiliate, as the case may be, any Option(s) or Stock Appreciation Right(s) held by such Optionee or holder of a Stock Appreciation Right (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or Stock Appreciation Right or by any person who acquired such Option or Stock Appreciation Right by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee or holder of a Stock Appreciation Right, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option or Stock Appreciation Right, as so extended, exceed the lesser of ten (10) years from the date of grant or the original expiration date of the Option or Stock Appreciation Right.

Section 1.5 Disability. In the event of the termination of employment with the Company or any Affiliate of an Optionee or holder of a Stock Appreciation Right or separation from service with the Company or any Affiliate of an Optionee or holder of a Stock Appreciation Right who is a Director, advisor or consultant of the Company or any Affiliate due to total disability, the Optionee or holder of a Stock Appreciation Right, or his guardian or legal representative, or a Permitted Assignee shall have the right to exercise any Option or Stock Appreciation Right that has not expired or been previously exercised and that the Optionee or holder of the Stock Appreciation Right was eligible to exercise as of the date of termination or separation, at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms; provided, however, that in no instance may the term of the Option or Stock Appreciation Right, as so extended, exceed the lesser of ten (10) years from the date of grant or the original expiration date of the Option or Stock Appreciation Right. The term “total disability” shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

Section 1.6 Adjustments. To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, extraordinary dividend or other similar distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affecting the Shares with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable adjust (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award, and (iv) any performance criteria expressed in whole or in part on a per Share basis; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code (unless otherwise agreed by the Committee and the holder of such Incentive Stock Option); and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. With respect to each adjustment contemplated by the foregoing sentence, no such adjustment shall be authorized to the extent that such adjustment would cause an Award to violate the provisions of Section 409A of the Code (unless otherwise agreed by the Committee and the holder of such Award). Any adjustments made by the Committee shall be binding on all Participants. If the Committee determines that an adjustment in accordance with the provisions of this Section 11.6 would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments, if any, that the Committee reasonably determines are consistent with the purposes of the Plan and/or the affected Awards.

Section 1.7 Amendment and Modification of the Plan. The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 422 of the Code, or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that, in any case, the Compensation Committee may not amend the Plan without the approval of the Company’s stockholders to increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.6).

Section 1.8 Validity of Awards. The validity of any Award or grant of Options made pursuant to this Plan shall remain in full force and effect and shall not be affected by the compliance or noncompliance with Rule 16b-3 of the Exchange Act.

Section 1.9 No Repricing. Except as provided in Section 11.6, without approval of the Company’s stockholders, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or the reference price for Stock Appreciation Rights, nor may outstanding Options or Stock Appreciation Rights with an exercise price or reference price greater than the then current Fair Market Value be cancelled in exchange for cash or other Awards.

Section 1.10 No Dividends Paid Currently on Unvested Awards. Dividends and dividend equivalents payable with respect to an Award, whether payable in cash, Shares or other property, will be subject to the same vesting terms as that Award.

ARTICLE 12 MISCELLANEOUS

Section 1.1 Tax Withholding. The Company or any Affiliate shall have the right to make all payments or distributions made pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes as it determines in its discretion are required to be paid as a result of the grant, vesting, exercise or settlement of any Award or any other event occurring pursuant to this Plan. The Company or any Affiliate shall have the right to withhold from wages or other payments otherwise payable to such Participant (or a Permitted Assignee thereof) such withholding taxes as it determines in its discretion may be required by law, or to otherwise require the Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations. Unless the Committee determines otherwise, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.

Section 1.2 Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director, consultant, advisor or other individual the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such employee, Director, consultant, advisor or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Award in the event of termination of an employment or other relationship, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

Section 1.3 Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or any Affiliate and any Participant or other person. To the extent any Participant holds any rights by virtue of any Award made under the Plan, such rights shall constitute general unsecured liabilities of the Company or any Affiliate and shall not confer upon any participant any right, title, or interest in any assets of the Company or any Affiliate.

Section 1.4 Legend. Any certificates for Shares delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed or any national securities association system upon whose system the Shares are then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates, if any, to make appropriate reference to such restrictions.

Section 1.5 Listing and Other Conditions.

(1) As long as the Shares are listed on a national securities exchange or system sponsored by a national securities association, the issue of any Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to deliver such Shares unless and until such Shares are so listed.

(2) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to any Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Shares or Award, and the right to any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(3) Upon termination of any period of suspension under this Section 12.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

(4) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

Section 1.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may permit a Participant to exercise any exercisable Award until ten (10) days prior to such transaction with respect to all vested and exercisable Shares covered thereby and with respect to such number of unvested Shares as the Committee shall determine. In addition, the Committee may provide that any forfeiture provision or Company repurchase option applicable to any Award shall lapse as to such number of Shares as the Committee shall determine, contingent upon the occurrence of the liquidation or upon the filing of a certificate of dissolution at the time and in the manner contemplated. To the extent an exercisable Award has not been previously exercised, such Award shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to an Award has not been waived by the Committee, such Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

Section 1.7 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

Section 1.8 Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as “his or her” and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

Section 1.9 Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan at a meeting of the Company’s stockholders by the holders of a majority of the Shares voting thereon, provided such approval is obtained within twelve (12) months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time after the Effective Date and on or prior to June 9, 2032, the tenth anniversary of the Effective Date, on which date the Plan will expire, except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have otherwise expired.

Section 1.10 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company and any Affiliate. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate, except as may be determined by the Committee or by the directors of the applicable Affiliate.

Section 1.11 Captions; Construction. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein. References in this Plan to Articles, Sections or Exhibits shall mean Articles, Sections or Exhibits of this Plan, unless otherwise indicated. The term “including” as used in this Plan and any Exhibit shall be deemed followed by the words “without limitation.”

Section 1.12 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company and the Participants.

Section 1.13 Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles of conflict of laws.

Section 1.14 Code Section 409A. All provisions of this Plan shall be interpreted in a manner consistent with Code Section 409A (including in a manner that would keep any Awards exempt from Code Section 409A, if intended to be so exempt) and the regulations and other guidance promulgated thereunder. Notwithstanding the preceding, the Company makes no representations concerning the tax consequences of participation in the Plan under Code Section 409A or any other law.

Section 1.15 Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have rights with respect to such Award, unless and until such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of such Award.

Section 1.16 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside of the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the discretion of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization or as appropriate with respect to any employee on assignment outside his or her home country.

Section 1.17 Clawback. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that an Award granted thereunder shall be cancelled if the Participant violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant engages in any activity referred to in the preceding sentence, such Participant will forfeit any gain realized on the vesting or exercise of such Award and/or must repay the gain to the Company. Additionally, by acceptance of any Award hereunder, a Participant acknowledges that such Award will be subject to any clawback policy (or policies) adopted by the Company (or its Affiliates) from time to time.

Attachment I

CLEAN ENERGY TECHNOLOGIES, INC.
2022 Equity Incentive Plan
STOCK OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, CLEAN ENERGY TECHNOLOGIES, INC. (the “Company”) has granted you an option under its 2022 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3. Exercise prior to Vesting (“Early Exercise”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates that “Early Exercise” of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:

(a) a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) Pursuant to the following deferred payment alternative:

(i) Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.

(ii) Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

(iii) At any time that the Company is incorporated in Nevada, payment of the Common Stock’s “par value,” as defined in the Nevada General Corporation Law, shall be made in cash and not by deferred payment.

(iv) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

5. Whole Shares. You may exercise your option only for whole shares of Common Stock.

6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(b) twelve (12) months after the termination of your Continuous Service due to your Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

(d) the Expiration Date indicated in your Grant Notice; or

(e) the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8. Exercise.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9. Transferability. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

10. Change In Control.

(a) If a Change in Control occurs and as of the effective time of such Change in Control your Continuous Service terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination with Good Reason, then, as of the date of termination of Continuous Service, the vesting and exercisability of your option shall be accelerated in full.

(b) “Cause” means the occurrence of any one or more of the following: (i) your commission of any crime involving fraud, dishonesty or moral turpitude; (ii) your attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) your intentional, material violation of any contract or agreement between you and the Company or any statutory duty you owe to the Company; or (iv) your conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided you with written notice thereof and thirty (30) days to cure the same.

(c) “Good Reason” means that one or more of the following are undertaken by the Company without your express written consent: (i) the assignment to you of any duties or responsibilities that results in a material diminution in your function as in effect immediately prior to the effective date of the Change in Control; provided, however, that a change in your title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a material reduction by the Company in your annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter; provided, however, that Good Reason shall not be deemed to have occurred in the event of a reduction in your annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Company and that does not adversely affect you to a greater extent than other similarly situated employees; (iii) any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which you were participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect your participation in or reduce your benefits under the Benefit Plans or deprive you of any fringe benefit that you enjoyed immediately prior to the effective date of the Change in Control; provided, however, that Good Reason shall not be deemed to have occurred if the Company provides for your participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of your business office to a location more than fifty (50) miles from the location at which you performed your duties as of the effective date of the Change in Control, except for required travel by you on the Company’s business to an extent substantially consistent with your business travel obligations prior to the effective date of the Change in Control; or (v) a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between you and the Company concerning the terms and conditions of your employment.

11. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

12. Withholding Obligations.

(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

13. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

14. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

Attachment II

CLEAN ENERGY TECHNOLOGIES, INC.
STOCK OPTION GRANT NOTICE
(2022 Equity Incentive Plan)

CLEAN ENERGY TECHNOLOGIES, INC. (the “Company”), pursuant to its 2022 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	o Incentive Stock Option[1]	o Nonstatutory Stock Option

Exercise Schedule:	o Same as Vesting Schedule	o Early Exercise Permitted

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

o By cash or check
o Pursuant to a Regulation T Program if the Shares are publicly traded
o By delivery of already-owned shares if the Shares are publicly traded
o By deferred payment

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

CLEAN ENERGY TECHNOLOGIES, INC.		Optionholder:

By:

	Signature	Signature

Title:		Date:

Date:

Attachments: Stock Option Agreement, 2022 Equity Incentive Plan and Notice of Exercise

[1]	If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Attachment III

NOTICE OF EXERCISE

TO: CLEAN ENERGY TECHNOLOGIES, INC.

Date of Exercise: ____________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive o	Nonstatutory o

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

Promissory note delivered herewith:	$

Value of shares of common stock delivered herewith[2]:	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2022 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my Shares until the end of such period.

Very truly yours,

[2]	Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

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